Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

for the Second Quarter Ended June 30, 2016

SAN JOSE, California, July 25, 2016--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance power solutions, today announced financial results for the quarter and six months ended June 30, 2016.

The results for the quarter ended June 30, 2016 are as follows:

●	Revenue was $94.1 million, an 11.3% increase from $84.5 million in the first quarter of 2016 and a 15.6% increase from $81.4 million in the second quarter of 2015.
●	GAAP gross margin was 54.1% compared with 54.2% in the second quarter of 2015.
●

Non-GAAP gross margin(1) was 55.1%, excluding the impact of $0.4 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets, compared with 55.0% in the second quarter of 2015, excluding the impact of $0.3 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $39.4 million compared with $34.0 million for the quarter ended June 30, 2015.
●

Non-GAAP(1) operating expenses were $27.7 million, excluding $11.4 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, compared with $25.0 million, excluding $9.2 million for stock-based compensation expense and $0.2 million for deferred compensation plan income, for the quarter ended June 30, 2015.

●	GAAP operating income was $11.5 million compared with $10.1 million for the quarter ended June 30, 2015.
●

Non-GAAP(1) operating income was $24.1 million, excluding $11.8 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.3 million for deferred compensation plan expense, compared with $19.8 million, excluding $9.5 million for stock-based compensation expense, $0.4 million for the amortization of acquisition-related intangible assets and $0.2 million for deferred compensation plan income, for the quarter ended June 30, 2015.

●	Interest and other income, net was $0.6 million compared with $0.2 million for the quarter ended June 30, 2015.
●

Non-GAAP(1) interest and other income, net was $0.3 million, excluding $0.3 million for deferred compensation plan income, compared with $0.4 million, excluding $0.2 million for deferred compensation plan expense, for the quarter ended June 30, 2015.

●

GAAP net income was $11.2 million and GAAP earnings per share were $0.27 per diluted share. Comparatively, GAAP net income was $7.9 million and GAAP earnings per share were $0.19 per diluted share for the quarter ended June 30, 2015.

●

Non-GAAP(1) net income was $22.6 million and non-GAAP earnings per share were $0.54 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $18.8 million and non-GAAP earnings per share of $0.46 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, for the quarter ended June 30, 2015.

The results for the six months ended June 30, 2016 are as follows:

●	Revenue was $178.6 million, a 15.3% increase from $155.0 million for the six months ended June 30, 2015.
●	GAAP gross margin was 54.0% compared with 54.1% for the six months ended June 30, 2015.
●

Non-GAAP gross margin(1) was 55.0%, excluding the impact of $0.8 million for stock-based compensation expense and $1.0 million for the amortization of acquisition-related intangible assets, compared with 54.9% for the six months ended June 30, 2015, excluding the impact of $0.5 million for stock-based compensation expense and $0.7 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $74.5 million compared with $67.8 million for the six months ended June 30, 2015.
●

Non-GAAP(1) operating expenses were $54.2 million, excluding $19.9 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense, compared with $49.6 million, excluding $18.2 million for stock-based compensation expense, for the six months ended June 30, 2015.

●	GAAP operating income was $21.9 million compared with $16.0 million for the six months ended June 30, 2015.
●

Non-GAAP(1) operating income was $44.1 million, excluding $20.8 million for stock-based compensation expense, $1.0 million for the amortization of acquisition-related intangible assets and $0.4 million for deferred compensation plan expense, compared with $35.4 million, excluding $18.7 million for stock-based compensation expense and $0.7 million for the amortization of acquisition-related intangible assets, for the six months ended June 30, 2015.

●	Interest and other income, net was $1.1 million compared with $0.9 million for the six months ended June 30, 2015.
●

Non-GAAP(1) interest and other income, net was $0.5 million, excluding $0.6 million for deferred compensation plan income, compared with $1.0 million, excluding $0.1 million for deferred compensation plan expense, for the six months ended June 30, 2015.

●

GAAP net income was $21.8 million and GAAP earnings per share were $0.52 per diluted share. Comparatively, GAAP net income was $13.9 million and GAAP earnings per share were $0.34 per diluted share for the six months ended June 30, 2015.

●

Non-GAAP(1) net income was $41.3 million and non-GAAP earnings per share were $0.99 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $33.7 million and non-GAAP earnings per share of $0.83 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, for the six months ended June 30, 2015.

The following is a summary of revenue by end market for the periods indicated, estimated based on MPS’s assessment of available end market data (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
End Market	2016	2015	2016	2015
Communication	$14.6	$17.1	$31.5	$34.4
Storage and Computing	18.3	12.6	33.7	24.0
Consumer	38.3	35.5	72.1	67.0
Industrial	22.9	16.2	41.3	29.6
Total	$94.1	$81.4	$178.6	$155.0

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
Product Family	2016	2015	2016	2015
DC to DC	$84.2	$73.2	$161.3	$139.5
Lighting Control	9.9	8.2	17.3	15.5
Total	$94.1	$81.4	$178.6	$155.0

“As we continue to execute against our long-term business strategy, we believe the success of our new product development will further propel MPS’s future growth,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the third quarter ending September 30, 2016:

●	Revenue in the range of $104 million to $108 million.

●

GAAP gross margin between 54.0% and 55.0%. Non-GAAP(1) gross margin between 54.8% and 55.8%. This excludes an estimated impact of stock-based compensation expenses of 0.3% and amortization of acquisition-related intangible assets of 0.5%.

●

GAAP R&D and SG&A expenses between $38.6 million and $42.6 million. Non-GAAP(1) R&D and SG&A expenses between $28.3 million and $30.3 million. This excludes an estimate of stock-based compensation expenses in the range of $10.3 million to $12.3 million.

●	Total stock-based compensation expense of $10.7 million to $12.7 million.

●	Litigation expenses of $100,000 to $300,000.

●	Interest and other income, net, of $200,000 to $300,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 41.4 million and 42.4 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net and non-GAAP operating income differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net and operating income determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended June 30, 2016 results at 2:00 p.m. PT / 5:00 p.m. ET, July 25, 2016. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 43982544. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses, interest and other income and diluted shares outstanding for the quarter ending September 30, 2016, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, our continued investment into R&D, expected revenue growth and the prospects of our new product development, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its annual report on Form 10-K filed with the SEC on February 29, 2016, and its quarterly report on Form 10-Q filed with the SEC on May 6, 2016.

The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael R. Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$82,046	$90,860
Short-term investments	161,818	144,103
Accounts receivable, net	31,351	30,830
Inventories	69,919	63,209
Other current assets	3,980	2,926
Total current assets	349,114	331,928
Property and equipment, net	74,293	65,359
Long-term investments	5,294	5,361
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	4,027	5,053
Deferred tax assets, net	644	672
Other long-term assets	28,698	16,341
Total assets	$468,641	$431,285

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,140	$13,487
Accrued compensation and related benefits	14,116	9,812
Accrued liabilities	18,855	19,984
Total current liabilities	52,111	43,283
Income tax liabilities	3,328	2,941
Other long-term liabilities	18,062	16,545
Total liabilities	73,501	62,769
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 40,480 and 39,689 as of June 30, 2016 and December 31, 2015, respectively	289,129	265,763
Retained earnings	105,883	101,287
Accumulated other comprehensive income	128	1,466
Total stockholders’ equity	395,140	368,516
Total liabilities and stockholders’ equity	$468,641	$431,285

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue	$94,079	$81,416	$178,591	$154,954
Cost of revenue	43,153	37,287	82,155	71,142
Gross profit	50,926	44,129	96,436	83,812
Operating expenses:
Research and development	17,876	15,743	35,197	31,781
Selling, general and administrative	21,531	17,964	39,299	35,482
Litigation expense (benefit), net	(8)	311	37	581
Total operating expenses	39,399	34,018	74,533	67,844
Income from operations	11,527	10,111	21,903	15,968
Interest and other income, net	597	235	1,140	877
Income before income taxes	12,124	10,346	23,043	16,845
Income tax provision	926	2,447	1,270	2,983
Net income	$11,198	$7,899	$21,773	$13,862

Net income per share:
Basic	$0.28	$0.20	$0.54	$0.35
Diluted	$0.27	$0.19	$0.52	$0.34
Weighted-average shares outstanding:
Basic	40,387	39,570	40,208	39,337
Diluted	41,716	40,745	41,681	40,670

Cash dividends declared per common share	$0.20	$0.20	$0.40	$0.40

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Cost of revenue	$380	$284	$814	$526
Research and development	3,318	2,503	7,016	5,123
Selling, general and administrative	8,049	6,710	12,896	13,067
Total stock-based compensation expense	$11,747	$9,497	$20,726	$18,716

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$11,198	$7,899	$21,773	$13,862
Net income as a percentage of revenue	11.9%	9.7%	12.2%	8.9%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	11,747	9,497	20,726	18,716
Amortization of acquisition-related intangible assets	513	367	1,026	733
Deferred compensation plan expense (income)	(3)	69	(147)	109
Tax effect	(903)	926	(2,079)	253
Non-GAAP net income	$22,552	$18,758	$41,299	$33,673
Non-GAAP net income as a percentage of revenue	24.0%	23.0%	23.1%	21.7%

Non-GAAP net income per share:
Basic	$0.56	$0.47	$1.03	$0.86
Diluted	$0.54	$0.46	$0.99	$0.83

Shares used in the calculation of non-GAAP net income per share:
Basic	40,387	39,570	40,208	39,337
Diluted	41,716	40,745	41,681	40,670

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Gross profit	$50,926	$44,129	$96,436	$83,812
Gross margin	54.1%	54.2%	54.0%	54.1%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	380	284	814	526
Amortization of acquisition-related intangible assets	513	367	1,026	733
Non-GAAP gross profit	$51,819	$44,780	$98,276	$85,071
Non-GAAP gross margin	55.1%	55.0%	55.0%	54.9%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Total operating expenses	$39,399	$34,018	$74,533	$67,844

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(11,367)	(9,213)	(19,912)	(18,190)
Deferred compensation plan income (expense)	(304)	146	(461)	(20)
Non-GAAP operating expenses	$27,728	$24,951	$54,160	$49,634

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Total operating income	$11,527	$10,111	$21,903	$15,968
Operating income as a percentage of revenue	12.3%	12.4%	12.3%	10.3%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	11,747	9,497	20,726	18,716
Amortization of acquisition-related intangible assets	513	367	1,026	733
Deferred compensation plan expense (income)	304	(146)	461	20
Non-GAAP operating income	$24,091	$19,829	$44,116	$35,437
Non-GAAP operating income as a percentage of revenue	25.6%	24.4%	24.7%	22.9%

RECONCILIATION OF OTHER INCOME TO NON-GAAP OTHER INCOME

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Total interest and other income, net	$597	$235	$1,140	$877

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan expense (income)	(307)	215	(608)	89
Non-GAAP interest and other income, net	$290	$450	$532	$966

2016 THIRD QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	September 30, 2016
	Low	High
Gross margin	54.0%	55.0%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Amortization of acquisition-related intangible assets	0.5%	0.5%
Non-GAAP gross margin	54.8%	55.8%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	September 30, 2016
	Low	High
R&D and SG&A expense	$38,600	$42,600
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(10,300)	(12,300)
Non-GAAP R&D and SG&A expense	$28,300	$30,300